SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           WINLAND ELECTRONICS, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                            WINLAND ELECTRONICS, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                   May 6, 1997



TO THE SHAREHOLDERS OF WINLAND ELECTRONICS, INC.:

         The 1997 Annual Meeting of Shareholders of Winland Electronics, Inc. will be held at the Company's corporate offices located at 1950 Excel Drive, Mankato, Minnesota, at 7:00 p.m. on Tuesday, May 6, 1997, for the following purposes:

         1.       To set the number of members of the Board of Directors at five
                  (5).

         2.       To elect members of the Board of Directors.

         3.       To approve the 1997 Employee Stock Purchase Plan.

         4.       To approve the 1997 Stock Option Plan.

         5.       To  ratify  the  appointment  of  the  Company's   independent
                  auditors for the year ending December 31, 1997.

         6. To take action on any other business that may properly come before the meeting or any adjournment thereof.

         Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's 1996 Annual Report to Shareholders.

         Only shareholders of record as shown on the books of the Company at the close of business on March 17, 1997 will be entitled to vote at the 1997 Annual Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the 1997 Annual Meeting. Whether or not you plan to attend the 1997 Annual Meeting, please sign, date and mail the enclosed form of Proxy in the return envelope provided as soon as possible. The Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. The prompt return of proxies will help your Company avoid the unnecessary expense of further requests for proxies.

                                            BY ORDER OF THE BOARD OF DIRECTORS,


                                            W. Kirk Hankins, President
Dated:   March 28, 1997
         Mankato, Minnesota

                            WINLAND ELECTRONICS, INC.


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                   May 6, 1997


         The accompanying Proxy is solicited by the Board of Directors of Winland Electronics, Inc. (the "Company") for use at the 1997 Annual Meeting of Shareholders of the Company to be held on Tuesday, May 6, 1997, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof.

         The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it any time prior to its use at the 1997 Annual Meeting by giving written notice of such revocation to the Secretary or any other officer of the Company or by filing a later dated written Proxy with an officer of the Company. Personal attendance at the 1997 Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later dated Proxy is delivered to an officer before the revoked or superseded Proxy is used at the 1997 Annual Meeting. Proxies will be voted as directed therein. Proxies which are signed by shareholders but which lack specific instruction with respect to any proposal will be voted in favor of such proposal as set forth in the Notice of Meeting or, with respect to the election of directors, in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal.

         The mailing address of the principal executive office of the Company is 1950 Excel Drive, Mankato, Minnesota 56001. The Company expects that this Proxy Statement, the related Proxy and Notice of Meeting will first be mailed to shareholders on or about March 28, 1997.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed March 17, 1997 as the record date for determining shareholders entitled to vote at the 1997 Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the 1997 Annual Meeting. At the close of business on March 17, 1997, there were 2,795,011 shares of the Company's Common Stock, par value $.01 per share, issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the 1997 Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.


               PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

         The following table provides information as of March 17, 1997 concerning the beneficial ownership of the Company's Common Stock by (i) the persons known by the Company to own more than 5% of the Company's outstanding Common Stock, (ii) each director of the Company, (iii) the named executive officers in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.


Name (and Address of 5%                Number of Shares               Percent
Owner) or Identity of Group         Beneficially Owned(1)          of Class (1)

W. Kirk Hankins (2)                        296,443 (3)                    10.5%
1950 Excel Drive
Mankato, MN 56001

Lorin E. Krueger                           234,223 (4)                     8.3%
1950 Excel Drive
Mankato, MN 56001

Kirk P. Hankins (2)                         54,500 (5)                     1.9%

S. Robert Dessalet                          24,950 (6)                      *

Thomas J. de Petra                           6,000 (7)                      *

Viola R. Farland                           189,946 (8)                     6.8%
R.R. 5, Box 100
Mankato, MN 56001

Steven N. Bronson                          298,920 (9)                    10.6%
201 S. Biscayne Blvd., #2950
Miami, FL 33131

All Executive Officers                     645,516 (10)                   22.4%
and Directors as a Group
(7 Individuals)

---------------------

*        Less than 1% of the outstanding shares of Common Stock.

(1) Under the rules of the SEC, shares not actually outstanding are deemed to be beneficially owned by an individual if such individual has the right to acquire the shares within 60 days. Pursuant to such SEC Rules, shares deemed beneficially owned by virtue of an individual's right to acquire them are also treated as outstanding when calculating the percent of the class owned by such individual and when determining the percent owned by any group in which the individual is included.

(2) W. Kirk Hankins is the father of Kirk P. Hankins. W. Kirk Hankins and Kirk P. Hankins disclaim any beneficial ownership of shares owned by each other.

(3) Includes 69,842 shares held by Mr. Hankins's spouse, which shares Mr. Hankins disclaims beneficial ownership of, and 19,500 shares which may be purchased by Mr. Hankins upon exercise of currently exercisable options.

(4) Includes 800 shares held by Mr. Krueger's spouse and 19,500 shares which may be purchased by Mr. Krueger upon exercise of currently exercisable options.

(5) Includes 5,500 shares which may be purchased by Mr. Hankins upon exercise of currently exercisable options.

(6) Includes 850 shares owned jointly by Mr. Dessalet and his spouse and 9,500 shares which may be purchased by Mr. Dessalet upon exercise of currently exercisable options.

(7) Includes 6,000 shares which may be purchased by Mr. de Petra upon exercise of currently exercisable options.

(8) Includes 184,946 shares held by Ms. Farland as Personal Representative of the Estate of Swen E. Farland and 5,000 shares held by Ms. Farland as trustee of a trust for her benefit.

(9) Includes 28,212 shares which may be purchased by Mr. Bronson upon exercise of a currently exercisable warrant.

(10) Includes 70,642 shares held by spouses of officers and directors, 850 shares held jointly with spouse of director, and 89,400 shares which may be purchased upon exercise of currently exercisable options.


                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

         The Bylaws of the Company provide that the number of directors shall be the number set by the shareholders, which shall be not less than one. The Board of Directors unanimously recommends that the number of directors be set at five and that five directors be elected. Unless otherwise instructed, the Proxies will be so voted.

         Under applicable Minnesota law, approval of the proposal to set the number of directors at five and the election of the nominees to the Board of Directors require the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

         In the absence of other instruction, the Proxies will be voted for each of the individuals listed below. If elected, such individuals shall serve until the next annual meeting of shareholders and until their successors shall be duly elected and shall qualify. All of the nominees are members of the present Board of Directors. If, prior to the 1997 Annual Meeting of Shareholders, it should become known that any one of the following individuals will be unable to serve as a director after the 1997 Annual Meeting by reason of death, incapacity or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.


Name and Age                              Current Position            Director
 of Director              Age             with the Company              Since

W. Kirk Hankins           69            Chairman of the Board,          1983
                                        President, Chief Executive
                                        Officer and Chief Financial
                                        Officer

Lorin E Krueger           41            Senior Vice President of        1978
                                        Operations and Director

Kirk P. Hankins           35            Vice President of Marketing     1990
                                        and Director

S. Robert Dessalet        64            Director                        1985

Thomas J. de Petra        50            Director                        1994



         W. Kirk Hankins has served as Chairman of the Board, Chief Executive Officer and Chief Financial Officer of the Company since December 1983 and as President of the Company since April 1985. Mr. Hankins served as President, Chairman and Chief Financial Officer of Playtronics Corporation from 1985 until March 1990, when Playtronics merged into the Company. He was Associate Professor of Accounting at Mankato State University and owner and operator of a management consulting firm from 1976 to 1984. W. Kirk Hankins is the father of Kirk P. Hankins.

         Lorin E. Krueger has served as Senior Vice President of Operations of the Company since March 1987 and as Secretary of the Company since 1983. Mr. Krueger has been an employee of the Company since 1976 and served as its Vice President from January 1977 to March 1987.

         Kirk P. Hankins has served as Vice President of Marketing of the Company since April 1989. Mr. Hankins served as Secretary of Playtronics from October 1985 until March 1990, when Playtronics merged into the Company, and as

Vice President of Playtronics from October 1985 until April 1989. From 1984 to 1985, Mr. Hankins was the Marketing Manager of the Company. Kirk P. Hankins is the son of W. Kirk Hankins.

         S. Robert Dessalet has been self-employed as a management consultant since January 1997. From September 1996 to January 1997, he served as Vice President Finance and Administration of Rimage Corporation, a manufacturer of computer software duplication and finishing systems. He served as Vice President Finance and Administration of Dunhill Software Services, Inc., a software duplication company, from May 1994 to September 1995. Mr. Dessalet was a consultant for Dessalet & Associates, a business consulting firm, from January 1993 to May 1994. He was employed by National Poly Products, Inc., a producer of polyethylene packaging film in Mankato, Minnesota, from June 1968 to January 1993 in various capacities including Chief Financial Officer.

         Thomas J. de Petra has served as Chief Executive Officer and as a director of Nortech Forest Technologies, Inc., a manufacturer of animal repellents, since February 1996. Mr. de Petra was a management consultant to Minnesota-based manufacturing companies from June 1993 to February 1996, and he was Chief Information Officer of IDC Holdings, Ltd. from June 1993 to November 1994. Mr. de Petra was President and owner of DePetra & Associates, Inc., a financial communications firm, formerly known as First Financial Investor Relations, Inc., from August 1986 to October 1993.

                          BOARD AND COMMITTEE MEETINGS

         During fiscal 1996, the Board of Directors held three formal meetings. In addition, the Board took action by unanimous written consent twice during 1996. Each director attended 100% of the meetings of the Board and the committees on which such director served during 1996.

         The Company's Board of Directors has three standing committees, the Audit Committee, Compensation Committee and Stock Option Committee. The Company does not have a nominating committee.

         The Audit Committee members are S. Robert Dessalet and Thomas J. de Petra. This committee reviews the selection and work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. During 1996, the Audit Committee met once by telephone conference.

         The Compensation Committee members are S. Robert Dessalet and Thomas J. de Petra. Swen E. Farland also served on the Compensation Committee until his death in July 1996. This committee recommends to the Board of Directors from time to time the salaries to be paid to executive officers of the Company and any plan for additional compensation it deems appropriate. The Compensation Committee did not meet during 1996.

         The Stock Option Committee members are S. Robert Dessalet and Thomas J. de Petra. Swen E. Farland also served on the Stock Option Committee until his death in July 1996. This committee is vested with the same authority as the Board of Directors with respect to the granting of options and the administration of the Company's Stock Option Plans. The Stock Option Committee did not meet during 1996, but it took action by unanimous written consent twice.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The name and ages of all of the Company's executive officers and the positions held by them are listed below.

       Name                Age              Position

W. Kirk Hankins            69               Chairman of the Board, President,
                                            Chief Executive Officer and Chief
                                            Financial Officer

Lorin E. Krueger           41               Senior Vice President of
                                            Operations and Secretary

Kirk P. Hankins            35               Vice President of Marketing

Thomas E. Brockman         40               Vice President of Engineering

Terry E. Treanor           34               Vice President of Manufacturing


         The business  experience of W. Kirk Hankins,  Lorin E. Krueger and Kirk
P. Hankins is set forth in the section of this Proxy Statement entitled Election of Directors.

         Thomas E. Brockman joined the Company in September 1993 as Manager of Engineering and was elected as Vice President of Engineering on May 23, 1994. From August 1989 to September 1993, Mr. Brockman served as Manager of Electronics for Hiniker Company, a Mankato based agricultural equipment manufacturer. Prior to 1989, Mr. Brockman served as Manager of Test and Development for Continental Machines Inc., a manufacturer of power tools and equipment.

         Terry E. Treanor joined the Company in July 1994 and was elected as Vice President of Manufacturing on June 28, 1996, prior to which he served in various capacities, including Quality Assurance Manager and Operations Manager. Mr. Treanor was employed by Onan Corp., a power generation company, from January 1985 until July 1994, serving most recently as Supplier Quality Engineer.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid or accrued during each of the Company's last three fiscal years to the Chief Executive Officer and to the only other executive officer whose total annual salary and bonus earned or accrued exceeded $100,000 during fiscal year 1996.

                                                                                    Long Term Compensation
                                                                            -----------------------------------
                                                                                      Awards          Payouts
                                                                            -----------------------------------
                                                                            Restricted                 LTIP          All Other
Name and Principal           Fiscal                                          Stock                    Payouts         Compen-
      Position               Year              Annual Compensation          Awards ($)    Options       ($)          sation ($)
----------------------       -----      ----------------------------------  ----------    -------      -----         ----------
                                        Salary ($)   Bonus ($)   Other ($)
                                        ----------   ---------   ---------

W. Kirk Hankins,              1996       113,000      49,105       --           --           --          --            3,021(1)
  Chief Executive             1995       105,000        --         --           --         22,000        --            2,829(1)
  Officer, President,         1994        95,000      46,000       --           --           --          --            2,273(1)
  and Chief Financial
  Officer

Lorin E. Krueger,             1996        84,240      40,405       --           --           --          --            1,868(1)
  Senior Vice President       1995        78,000        --         --           --         22,000        --            1,469(1)
  of Operations and           1994        67,000      46,000       --           --           --          --            1,467(1)
  Secretary

----------------

(1) Represents contribution to the Company's 401(k) Plan for executive officer's benefit.

Option Grants During 1996 Fiscal Year

  No stock options were granted during fiscal 1996 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights.

Option Exercises During 1996 Fiscal Year and Fiscal Year-End Option Values

  The following table provides information as to options exercised by the named executive officers in the Summary Compensation Table during fiscal 1996 and the number and value of options at December 31, 1996. The Company does not have any outstanding stock appreciation rights.

                                                                                           Value of
                                                                 Number of                Unexercised
                                                                Unexercised              In-the-Money
                                                                 Options at                Options at
                             Shares                          December 31, 1996         December 31, 1996
                            Acquired           Value            Exercisable/              Exercisable/
Name                      on Exercise         Realized          Unexercisable           Unexercisable(1)

W. Kirk Hankins             45,360             $172,595       17,000 exercisable        $13,855 exercisable
                                                              5,000 unexercisable      $2,875 unexercisable


Lorin E. Krueger             4,800              $18,264       42,440 exercisable       $115,394 exercisable
                                                              5,000 unexercisable      $4,375 unexercisable

------------------

(1) Value is calculated on the basis of the difference between the option exercise price and $3.875, the closing sale price for the Company's Common Stock at December 31, 1996 as quoted by the Nasdaq SmallCap Market, multiplied by the number of shares of Common Stock underlying the option.

Compensation to Directors

         During 1996, other than reimbursement for expenses, the outside directors did not receive fees for their service on the Board. The Board has determined that, beginning in 1997, the outside directors will be paid $500 for attendance at each Board meeting and $250 for each committee meeting, plus expenses.

         The 1989 Stock Option Plan provides for automatic option grants to each director who is not an employee of the Company (a "Non-Employee Director"). Each Non-Employee Director who was serving on the Board on December 22, 1994, the date the 1989 Stock Option Plan was amended to provide for automatic options, or who was elected for the first time as a director on or after December 22, 1994 was granted a nonqualified option to purchase 2,000 shares of Common Stock. Each Non-Employee Director who is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted a nonqualified option to purchase 2,000 shares of Common Stock. No director shall receive more than one option pursuant to the formula plan in any one fiscal year. All options granted pursuant to these provisions are granted at a per share exercise price equal to 100% of the fair market value of the Common Stock on the date of grant, and they are immediately exercisable and expire on the earlier of (i) three months after the optionee ceases to be a director (except by death) and (ii) five (5) years after the date of grant. In the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director pursuant to this formula plan may be exercised at any time within six months of the death of such Non-Employee Director or until the date on which the option, by its terms, expires, whichever is earlier.

         On January 21, 1997, the Board adopted the 1997 Stock Option Plan, subject to shareholder approval, which plan provides for the automatic grant of options to purchase 3,000 shares pursuant to the same terms as the 1989 Stock Option Plan set forth above (see Grants to Non-Employee Directors in Proposal #4).

Employment Agreements and Termination of Employment Arrangements

         The Company entered into an Employment Agreement dated May 15, 1995 with W. Kirk Hankins, President, Chief Executive Officer and Chief Financial Officer, which agreement has an initial term which expires December 31, 1997 and additional one-year terms thereafter, unless either party gives notice to the other party 60 days prior to the end of such term that such party wishes to terminate the agreement. The agreement provides for an annual base salary of $113,400 for 1996 and $122,472 for 1997. Mr. Hankins is entitled to receive an annual bonus consisting of stock options and/or a cash payment at the sole discretion of the Compensation Committee. If Mr. Hankins terminates his employment for good reason during the two years following a change in control of the Company, he is entitled to an amount equal to the salary and bonus paid to him for the two fiscal years preceding such termination, which amount shall be paid in 24 equal monthly installments. Mr. Hankins has agreed that, during the two-year period following the termination of his employment, except following a change of control as hereinbefore described, he will not (i) compete with the Company, (ii) solicit or communicate with the Company's customers or (iii) solicit any of the Company's employees to leave the Company.

         The Company entered into an Employment Agreement dated May 15, 1995 with Lorin E. Krueger, Senior Vice President of Operations. The agreement provides for an annual base salary of $84,240 for 1996 and $90,979 for 1997. All other terms of the agreement with Mr. Krueger are identical to the terms of the agreement with W. Kirk Hankins described above.

         The Company entered into an Employment Agreement dated July 15, 1995 with Kirk P. Hankins, Vice President of Marketing. The agreement provides for an annual base salary of $65,880 for 1996 and $71,150 for 1997. All other terms of the agreement with Mr. Hankins are identical to the terms of the agreement with
W. Kirk Hankins described above.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than tenpercent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal year 1996, all officers, directors and greater than ten-percent beneficial owners complied with the applicable filing requirements.


                  APPROVAL OF 1997 EMPLOYEE STOCK PURCHASE PLAN
                                  (Proposal #3)

General

         On December 13, 1996, the Board of Directors adopted, subject to shareholder approval, the Company's 1997 Employee Stock Purchase Plan (the "Stock Purchase Plan"). A general description of the basic features of the Stock Purchase Plan is presented below, but such description is qualified in its entirety by reference to the full text of the Stock Purchase Plan, a copy of which may be obtained without charge upon written request to W. K. Hankins, the Company's President.

Description of the 1997 Employee Stock Purchase Plan

         Purpose. The purpose of the Stock Purchase Plan is to encourage stock ownership by the Company's employees and in so doing to provide an incentive to remain in the Company's employ, to improve operations, to increase profits and to contribute more significantly to the Company's success.

         Eligibility; Term. The Stock Purchase Plan permits employees to purchase stock of the Company at a favorable price and possibly with favorable tax consequences to the employees. All regular employees (including officers) of the Company (or of those subsidiaries authorized by the Board from time to time) who are full-time or part-time employees are eligible to participate in any of the ten phases of the Stock Purchase Plan. However, any employee who would own (as determined under the Internal Revenue Code), immediately after the grant of an option, stock possessing 5% or more of the total combined voting power or value of all classes of the stock of the Company cannot purchase stock through the Stock Purchase Plan. Currently, this limitation excludes W. Kirk Hankins, Lorin Krueger and Kirk P. Hankins, officers of the Company, from participating in the Stock Purchase Plan. As of March 4, 1997, the Company had 78 full-time employees eligible to participate.

         Administration. The Stock Purchase Plan will be administered by the Board of Directors or a Committee appointed by the Board. The Stock Purchase Plan gives broad powers to the Board or the Committee to administer and interpret the Stock Purchase Plan, including the authority to limit the number of shares that may be optioned under the Stock Purchase Plan during a phase.

         Options. Phases of the Stock Purchase Plan will commence on January 1 and July 1 of each calendar year or the first day of such other months as the Board may determine, with the first phase having commenced on January 1, 1997. Before the commencement date of the phase, each participating employee must elect to have a certain dollar amount deducted from his or her compensation during each pay period in such phase; provided, however, that the payroll deduction must equal or exceed $10 per paycheck and the payroll deductions during a phase must not exceed 15% of the participant's base compensation. The designated amount may not be increased or decreased during a phase, but it may be withdrawn entirely. If the employee dies or terminates employment for any reason before the end of the phase, the employee's payroll deductions will be refunded, without interest, after the end of the phase. Based on the amount of salary withheld at the end of the phase, shares will be purchased by each employee at the termination date of such phase (generally six months after the commencement date). In no event, however, may a participant receive a grant of shares which would cause the employee to own 5% or more of the Common Stock of the Company. The purchase price to be paid by the employees will be the lower of the amount determined under Paragraphs A and B below:

         A. 85% of the closing price of the Company's Common Stock quoted by the Nasdaq SmallCap Market as of the commencement date of the phase; or

         B. 85% of the closing price of the Company's Common Stock quoted by the Nasdaq SmallCap Market as of the termination date of the phase.

         The closing price of one share of the Company's Common Stock on March 4, 1997 was $2.625 per share.

         As required by tax law, an employee may not, during any calendar year, receive options under the Stock Purchase Plan for shares which have a total fair market value in excess of $25,000 determined at the time such options are granted. Any funds not used to purchase shares will be returned to the employee. No interest is paid by the Company on funds withheld, and such funds are used by the Company for general operating purposes.

         Amendment. The Board of Directors may, from time to time, revise or amend the Stock Purchase Plan as of the Board may deem proper and in the best interest of the Company or as may be necessary to comply with Section 423 of the

Internal Revenue Code (the "Code"); provided, that no such revision or amendment may (i) increase the total number of shares for which options may be granted under the Stock Purchase Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (ii) modify requirements as to eligibility for participation in the Stock Purchase Plan, or (iii) materially increase the benefits accruing to participants under the Stock Purchase Plan, without prior approval of the Company's stockholders, if such approval is required to comply with Code Section 423 or the requirements of Section 16(b) of the Securities Exchange Act of 1934 (the "Act").

         Shares Reserved. Under the Stock Purchase Plan, 100,000 shares of the Company's Common Stock are reserved for issuance during the five-year duration of the Stock Purchase Plan. The Board of Directors shall equitably adjust the number of shares remaining reserved for grant, the number of shares of stock subject to outstanding options and the price per share of stock subject to an option in the event of certain increases or decreases in the number of outstanding shares of Common Stock of the Company effected as a result of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration.

         Federal Income Tax Consequences of the Stock Purchase Plan. Options granted under the Stock Purchase Plan are intended to qualify for favorable tax treatment to the employees under Code Sections 421 and 423. Employee contributions are made on an after-tax basis. Under existing federal income tax provisions, no income is taxable to the optionee upon the grant or exercise of an option if the optionee remains an employee of the Company or one of its subsidiaries at all times from the date of grant until three months before the date of exercise. In addition, certain favorable tax consequences may be available to the optionee if shares purchased pursuant to the Stock Purchase Plan are not disposed of by the optionee within two years after the date the option was granted nor within one year after the date of transfer of purchased shares to the optionee. The Company generally will not receive an income tax deduction upon either the grant or exercise of the option.

         Plan Benefits. Because participation in the Stock Purchase Plan is voluntary, the future benefits that may be received by participating individuals or groups under the Stock Purchase Plan cannot be determined at this time.

Vote Required

         The Board of Directors recommends that the stockholders approve the 1997 Employee Stock Purchase Plan. Approval of the Stock Purchase Plan requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.

                APPROVAL OF THE COMPANY'S 1997 STOCK OPTION PLAN
                                  (Proposal #4)

General

         On  January  21,  1997,  the Board of  Directors  adopted  the  Winland
Electronics, Inc. 1997 Stock Option Plan (the "1997 Plan") subject to shareholder approval, and reserved 300,000 shares of Common Stock for issuance pursuant to the 1997 Plan. The Board has determined that no additional options shall be granted under the Company's 1989 Stock Option Plan (the "1989 Plan") upon shareholder approval of the 1997 Plan. There are currently options to purchase 309,000 shares at exercise prices ranging from $.06 to $3.30 per share outstanding under the 1989 Plan.

Summary of 1997 Stock Option Plan

         A general description of the basic features of the 1997 Plan is presented below, but such description is qualified in its entirety by reference to the full text of the 1997 Plan, a copy of which may be obtained without charge upon written request to W. Kirk Hankins, the Company's President.

         Purpose. The purpose of the 1997 Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers and employees of the Company and consultants and advisors to the Company, upon whose efforts the success of the Company will depend to a large degree.

         Term. Incentive stock options may be granted pursuant to the 1997 Plan during a period of ten (10) years from the date the 1997 Plan was adopted by the Board of Directors (until January 21, 2007), and nonqualified stock options may be granted until the 1997 Plan is discontinued or terminated by the Board of Directors.

         Administration. With the exception of the stock options automatically issued to NonEmployee Directors as described below, the 1997 Plan is administered by the Board of Directors or the Stock Option Committee of the Board of Directors, all of the members of which are "non-employee directors" under Rule 16b-3 of the Securities Exchange Act of 1934 (collectively referred to as the "Administrator"). The 1997 Plan gives broad powers to the Administrator to administer and interpret the 1997 Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

         Eligibility. All employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the 1997 Plan. All employees, officers and directors of and consultants and advisors to the Company or any subsidiary are eligible to receive nonqualified stock options. As of February 18, 1997, the Company had approximately 78 employees, of which five are officers, and two directors who are not employees.

         Options. When an option is granted under the 1997 Plan, the Administrator, at its discretion, specifies the option price and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option set by the Administrator may not be less than 100% of the fair market value of the Company's Common Stock, as that term is defined in the 1997 Plan. Unless otherwise determined by the Administrator, the exercise price of a nonqualified stock option may not be less than 100% of the fair market value on the date of grant; provided, however, that the exercise price may not be less than 85% of the fair market value on the date of grant. The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise is set by the Administrator. Generally, an incentive stock option may not be exercisable more than ten (10) years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then "fair market value" as defined in the 1997 Plan. Each option granted under the 1997 Plan is generally nontransferable during the lifetime of the optionee; however, the Administrator may, in its sole discretion, permit the transfer of a nonqualified stock option to immediate family members or to certain family trusts or family partnerships.

         Generally, under the form of option agreement which the Administrator is currently using for options granted under the 1997 Plan, if the optionee's affiliation with the Company terminates before expiration of the option for reasons other than death, the optionee has a right to exercise the option for three months after termination of such affiliation or until the option's original expiration date, whichever is earlier. If the termination is because of death, the option typically is exercisable until its original stated expiration or until the 6-month anniversary of the optionee's death, whichever is earlier. The Administrator may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the 1997 Plan; however, each incentive option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Internal Revenue Code.

         Grants to Non-Employee Directors. The 1997 Plan will provide for automatic option grants to each director who is not an employee of the Company (a "Non-Employee Director"). Each Non-Employee Director who is first elected as a director on or after the date the 1997 Plan is approved by the shareholders shall automatically be granted a nonqualified option to purchase 3,000 shares of the Company's Common Stock. Each Non-Employee Director who is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted a nonqualified option to purchase 3,000 shares of the Company's Common Stock. No director shall receive more than one option pursuant to the formula plan in any one fiscal year. All options granted pursuant to these provisions have a per share exercise price equal to 100% of the fair market value of the Company's Common Stock on the date of grant are immediately exercisable and expire on the earlier of (i) three months after the Optionee ceases to be a director (except by death) and
(ii) five (5) years after the date of grant. In the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director pursuant to this formula plan may be exercised until the option's original expiration date or until the six-month anniversary of the NonEmployee Director's death, whichever is earlier.

         In addition to the automatic grants of nonqualified options, the Non-Employee Directors are eligible to receive additional nonqualified stock options pursuant to the 1997 Plan in the sole discretion of the Administrator.

         Amendment. The Board of Directors may from time to time suspend or discontinue the 1997 Plan or revise or amend it in any respect; provided, however, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee, except as authorized in the event of a sale, merger, consolidation or liquidation of the Company. The 1997 Plan may not be amended in any manner that will cause incentive stock options to fail to meet the requirements of Code Section 422, and may not be amended in any manner that will: (i) materially increase the number of shares subject to the 1997 Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events; (ii) change the designation of the class of employees eligible to receive options; (iii) decrease the price at which options will be granted; or (iv) materially increase the benefits accruing to optionees under the 1997 Plan, without the approval of the shareholders, if such approval is required to comply with Code Section 422 or the requirements of Section 16(b) of the Act.

         The Board of Directors will equitably adjust the maximum number of shares of Common Stock reserved for issuance under the 1997 Plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration. Generally, the Board of Directors may also provide for the protection of optionees in the event of a merger, liquidation or reorganization of the Company.

         Federal Income Tax Consequences of the 1997 Plan. Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted to the optionee pursuant to the 1997 Plan. Upon exercise of the nonqualified stock option, however, the optionee will realize, in the year of exercise, ordinary income to the extent of the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will be entitled to a tax deduction in its fiscal year in which nonqualified stock options are exercised, equal to the amount of compensation required to be included as ordinary income by those optionees exercising such options.

         Incentive stock options granted pursuant to the 1997 Plan are intended to qualify for favorable tax treatment to the optionee under Code Section 422. Under Code Section 422, an employee realizes no taxable income when the incentive stock option is granted. If the employee has been an employee of the Company or any subsidiary at all times from the date of grant until three months before the date of exercise, the employee will realize no taxable income when the option is exercised. If the employee does not dispose of shares acquired upon exercise for a period of two years from the granting of the incentive stock option and one year after receipt of the shares, the employee may sell the shares and report any gain as capital gain. The Company will not be entitled to a tax deduction in connection with either the grant or exercise of an incentive stock option. If the employee should dispose of the shares prior to the expiration of the two-year or one-year periods described above, the employee will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of (i) the difference between the fair market value of the Company's Common Stock on the date of exercise and the option price of the shares, or (ii) the difference between the sale price of the shares and the option price of shares. In the event of such an early sale, the Company will be entitled to a tax deduction equal to the amount recognized by the employee as ordinary income. The foregoing discussion ignores the impact of the alternative minimum tax, which may particularly be applicable to the year in which an incentive stock option is exercised.

         Plan  Benefits.   Except  for  the  automatic  grants  to  Non-Employee
Directors,  future grants of stock options are subject to the  discretion of the

Administrator. Therefore, the future benefits under the 1997 Plan cannot be determined at this time. No options have been granted pursuant to the 1997 Plan.

         Vote Required. The Board of Directors recommends that the shareholders approve the 1997 Plan. Under applicable Minnesota law, approval of the 1997 Plan requires the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.


                          INDEPENDENT PUBLIC ACCOUNTANT
                                  (Proposal #5)

         Ahern Montag & Vogler, Ltd. has served as the Company's independent auditors since September 1991, when William B. Montag, the Company's independent auditor from 1983 until that date, joined Ahern Montag & Vogler, Ltd. Mr. Montag, or another representative of Ahern Montag & Vogler, Ltd., is expected to be present at the 1997 Annual Meeting and will be given an opportunity to make a statement regarding financial and accounting matters of the Company, if he so desires, and will be available to respond to appropriate questions from the Company's shareholders.

         The Board of Directors recommends that the shareholders ratify the appointment of Ahern Montag & Vogler, Ltd. as the Company's independent public accountants for the Company for the year ended December 31, 1997. The ratification of Ahern Montag & Vogler, Ltd. as independent accountants for the Company requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting.


                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the 1997 Annual Meeting. If any other matter properly comes before the 1997 Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1998 Annual Meeting must be received by the Company by November 20, 1997 to be included in the Company's proxy statement and related proxy for the 1997 Annual Meeting.


                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1996, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

                                   FORM 10-KSB

         THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-KSB. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-KSB AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE PRESIDENT OF WINLAND ELECTRONICS, INC., 1950 EXCEL DRIVE, MANKATO, MINNESOTA 56001. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF MARCH 17, 1997, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 1996 ANNUAL MEETING OF SHAREHOLDERS.


                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     W. Kirk Hankins, President

Dated:  March 28, 1997

                            WINLAND ELECTRONICS, INC.


                                      PROXY
                    for Annual Meeting to be held May 6, 1997


The undersigned hereby appoints W. KIRK HANKINS and LORIN E. KRUEGER, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of the Common Stock of Winland Electronics, Inc. registered in the name of the undersigned at the 1997 Annual Meeting of Shareholders of the Company to be held at the Company's corporate offices located at 1950 Excel Drive, Mankato, Minnesota at 7:00 p.m., on Tuesday, May 6, 1997, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such Annual Meeting.

The Board of Directors recommends that you vote "FOR" each proposal.

1.    Set the number of directors at five (5).

          [ ]   FOR      [ ]     AGAINST      [ ]     ABSTAIN

2.    Elect Directors.  Nominees:  W. Kirk Hankins, Lorin E. Krueger, Kirk P.
                                Hankins, S. Robert Dessalet, Thomas J. de Petra

          [ ]   FOR all nominees listed above      [ ]   WITHHOLD  AUTHORITY to
                (except  those whose names have          vote for all nominees
                been written on the line below)          listed above.



3.    Approve the 1997 Employee Stock Purchase Plan.

          [ ]   FOR      [ ]     AGAINST      [ ]     ABSTAIN

4.    Approve the 1997 Stock Option Plan.

          [ ]   FOR      [ ]     AGAINST      [ ]     ABSTAIN

5. Ratify the appointment of Ahern Montag & Vogler, Ltd. as the Company's independent auditors for the year ending December 31, 1997.

          [ ]   FOR      [ ]     AGAINST      [ ]     ABSTAIN

6. Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                       Date:                            ,  1997
                                            ----------------------------

                                       ----------------------------------------

                                       ----------------------------------------

                                    PLEASE  DATE AND SIGN ABOVE  exactly as name
                                    appears  at  the  left,  indicating,   where
                                    proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

                            WINLAND ELECTRONICS, INC.
                        1997 EMPLOYEE STOCK PURCHASE PLAN


                        ARTICLE I - ESTABLISHMENT OF PLAN

1.01 Adoption by Board of Directors. By action of the Board of Directors of Winland Electronics, Inc. (the "Corporation") on December 16, 1996, subject to approval by its shareholders, the Corporation has adopted an employee stock purchase plan pursuant to which eligible employees of the Corporation and certain of its Subsidiaries may be offered the opportunity to purchase shares of Stock of the Corporation. The terms and conditions of this Plan are set forth in this plan document, as amended from time to time as provided herein. The Corporation intends that the Plan shall qualify as an "employee stock purchase plan" under
         Section 423 of the Internal Revenue Code of 1986, as amended from time to time, (the "Code") and shall be construed in a manner consistent with the requirements of Code Section 423 and the regulations thereunder.

1.02 Shareholder Approval and Term. This Plan shall become effective upon its adoption by the Board of Directors and shall terminate December 31, 2002; provided, however, that the Plan shall be subject to approval by the shareholders of the Corporation within twelve (12) months after the Plan is adopted by the Board in the manner provided under Code Section 423 and the regulations thereunder; and provided, further that the Board of Directors may extend the term of the Plan for such period as the Board, in its sole discretion, deems advisable. In the event the shareholders fail to approve the Plan within twelve (12) months after the Plan is adopted by the Board, this Plan shall not become effective and shall have no force and effect, participation in the Plan shall immediately cease and all outstanding options shall immediately be cancelled. No shares of stock shall be issued to any Participant for any Phase unless and until the shareholders approve the Plan within such twelve-month period.


                              ARTICLE II - PURPOSE

2.01 Purpose. The primary purpose of the Plan is to provide an opportunity for Eligible Employees of the Corporation to become shareholders of the Corporation, thereby providing them with an incentive to remain in the Corporation's employ, to improve operations, to increase profits and to contribute more significantly to the Corporation's success.


                            ARTICLE III - DEFINITIONS

3.01 "Administrator" means the Board of Directors or such Committee appointed by the Board of Directors to administer the Plan. The Board or the Committee may, in its sole discretion, authorize the officers of the Corporation to carry out the day-to-day operation of the Plan. In its sole discretion, the Board may take such actions as may be taken by the Administrator, in addition to those powers expressly reserved to the Board under this Plan.

3.02 "Board of Directors" or "Board" means the Board of Directors of Winland Electronics, Inc.

3.03 "Compensation" means the Participant's base compensation, excluding commissions, overtime and all bonuses.

3.04     "Corporation" means Winland Electronics, Inc., a Minnesota corporation.

3.05 "Eligible Employee" means any employee who, as determined on or immediately prior to an Enrollment Period, is a United States full-time or part-time employee of the Corporation or one of its Subsidiaries.

3.06 "Enrollment Period" means the period determined by the Administrator for purposes of accepting elections to participate during a Phase from Eligible Employees.

3.07 "Fiscal Year" means the fiscal year of the Corporation, which is the twelve-month period beginning January 1 and ending December 31 each year.

3.08 "Participant" means an Eligible Employee who has been granted an option and is participating during a Phase through payroll deductions, but shall exclude those employees subject to the limitations described in
         Section 9.03 below.

3.09 "Phase" means the period beginning on the date that the option was granted, otherwise referred to as the commencement date of the Phase, and ending on the date that the option was exercised, otherwise referred to as the termination date of the Phase.

3.10     "Plan" means the Winland Electronics, Inc. 1997 Employee Stock Purchase
         Plan.

3.11     "Stock" means the voting common stock of the Corporation.

3.12 "Subsidiary" means any corporation defined as a subsidiary of the Corporation in Code Section 424(f) as of the effective date of the Plan, and such other corporations that qualify as subsidiaries of the Corporation under Code Section 424(f) as the Board approves to participate in this Plan from time to time.

                           ARTICLE IV - ADMINISTRATION

4.01 Administration. Except for those matters expressly reserved to the Board pursuant to any provisions of the Plan, the Administrator shall have full responsibility for administration of the Plan, which responsibility shall include, but shall not be limited to, the following:

         (a) The Administrator shall, subject to the provisions of the Plan, establish, adopt and revise such rules and procedures for administering the Plan, and shall make all other determinations as it may deem necessary or advisable for the administration of the Plan;

         (b) The Administrator shall, subject to the provisions of the Plan, determine all terms and conditions that shall apply to the grant and exercise of options under this Plan, including, but not limited to, the number of shares of Stock that may be granted, the date of grant, the exercise price and the manner of exercise of an option. The Administrator may, in its discretion, consider the recommendations of the management of the Corporation when determining such terms and conditions;

         (c) The Administrator shall have the exclusive authority to interpret the provisions of the Plan, and each such interpretation or determination shall be conclusive and binding for all purposes and on all persons, including, but not limited to, the Corporation and its Subsidiaries, the shareholders of the Corporation and its Subsidiaries, the Administrator, the directors, officers and employees of the Corporation and its Subsidiaries, and the Participants and the respective successors-in-interest of all of the foregoing; and

         (d) The Administrator shall keep minutes of its meetings or other written records of its decisions regarding the Plan and shall, upon requests, provide copies to the Board.


                         ARTICLE V - PHASES OF THE PLAN

5.01 Phases. The Plan shall be carried out in one or more Phases of six (6) months each. Unless otherwise determined by the Administrator, in its discretion, Phases shall commence on January 1 and July 1 of each fiscal year during the term of the Plan, with the first phase commencing on January 1, 1997 and ending on June 30, 1997. No two Phases shall run concurrently.

5.02 Limitations. The Administrator may, in its discretion, limit the number of shares available for option grants during any Phase as it deems appropriate. Without limiting the foregoing, in the event all of the shares of Stock reserved for the grant of options under Section 12.01 is issued pursuant to the terms hereof prior to the commencement of one or more Phases or the number of shares of Stock remaining is so small, in the opinion of the Administrator, as to render administration of any succeeding Phase impracticable, such Phase or Phases may be cancelled or the number of shares of Stock limited as provided herein. In addition, if, based on the payroll deductions authorized by Participants at the beginning of a Phase, the Administrator determines that the number of shares of Stock which would be purchased at the end of a Phase exceeds the number of shares of Stock remaining reserved under Section 12.01 hereof for issuance under the Plan, or if the number of shares of Stock for which options are to be granted exceeds the number of shares designated for option grants by the Administrator for such Phase, then the Administrator shall make a pro rata allocation of the shares of Stock remaining available in as nearly uniform and equitable a manner as the Administrator shall consider practicable as of the commencement date of the Phase or, if the Administrator so elects, as of the termination date of the Phase. In the event such allocation is made as of the commencement date of a Phase, the payroll deductions which otherwise would have been made on behalf of Participants shall be reduced accordingly.


                            ARTICLE VI - ELIGIBILITY

6.01     Eligibility.   Each  employee  who  is  an  Eligible   Employee  on  or
         immediately prior to the commencement of a Phase shall be eligible to participate in such Phase.


                           ARTICLE VII - PARTICIPATION

7.01 Participation. Participation in the Plan is voluntary. An Eligible Employee who desires to participate in any Phase of the Plan must complete the Plan enrollment form provided by the Administrator and deliver such form to the Administrator or its designated representative during the Enrollment Period established by the Administrator prior to the commencement date of the Phase.

7.02 Subsequent Phases. An Eligible Employee who elects to participate in a Phase of a fiscal year shall be deemed to have elected to participate in each subsequent Phase during that fiscal year and all subsequent fiscal years unless such Participant elects to discontinue payroll deductions during a Phase or exercises his or her right to withdraw amounts previously withheld, as provided under Article 10 hereof. In such event, such Participant must complete a change of election form or a new Plan enrollment form and file such form with the Administrator during the Enrollment Period prior to the next Phase with respect to which the Eligible Employee wishes to participate.


                   ARTICLE VIII - PAYMENT: PAYROLL DEDUCTIONS

8.01 Enrollment. Each Eligible Employee electing to participate shall indicate such election on the Plan enrollment form and designate therein a dollar amount to be deducted from such Participant's Compensation during each pay period during the Phase; provided, however, that the payroll deduction authorized by the Participant must equal or exceed $10 per paycheck. The payroll deductions during a Phase shall not equal more than fifteen percent (15%) of such Participant's Compensation to be paid during such Phase, or such other maximum percentage as the Administrator may establish from time to time. In order to be effective, such Plan enrollment form must be properly completed and received by the Administrator by the due date indicated on such form, or by such other date established by the Administrator.

8.02 Payroll Deductions. Payroll deductions for a Participant shall commence with the paycheck issued for the first payroll period that begins immediately after the commencement date of the Phase and shall terminate with the paycheck issued for the last payroll period that begins immediately prior to the termination date of that Phase, unless the Participant elects to discontinue payroll deductions or exercises his or her right to withdraw all accumulated payroll deductions previously withheld during the Phase as provided in Article 10 hereof. The authorized payroll deductions shall be made over the pay periods of such Phase by deducting from the Participant's Compensation for each such pay period that dollar amount specified by the Participant in the Plan enrollment form.

         Unless the Participant elected to discontinue payroll deductions or exercised his or her right to withdraw all accumulated payroll deductions previously withheld during the preceding Phase (in which event the Participant must complete a change of election form or a new Plan enrollment form, as the case may be, to continue participation for any subsequent Phase), the Corporation shall continue to withhold from such Participant's Compensation the same designated dollar amount specified by the Participant in the most recent Plan enrollment form previously completed by the Participant for all subsequent Phases; provided, however, that the Participant may, if he or she so chooses, discontinue payroll deductions for any or all such subsequent Phases by properly completing a new enrollment form during the Enrollment Period for such subsequent Phase and delivering such form to the Administrator by the due date for receipt of such forms for that Phase.

8.03 Change in Compensation During a Phase. In the event that the Participant's Compensation is increased or decreased during a Phase for any reason so that the amount actually withheld on behalf of the Participant as of the termination date of the Phase is different from the amount anticipated to be withheld as determined on the commencement date of the Phase, then the extent to which the Participant may exercise his or her option shall be based on the amounts actually withheld on his or her behalf, subject to the limitations in Article
         IX. In the event of a change in the pay period of any Participant, such as from biweekly to monthly, an appropriate adjustment shall be made to the deduction in each new pay period so as to insure the deduction of the proper amount authorized by the Participant.


                              ARTICLE IX - OPTIONS

9.01 Grant of Option. Subject to Article 10, a Participant who has elected to participate in the manner described in Article VIII and who is employed by the Corporation or a Subsidiary as of the commencement date of a Phase shall be granted an option as of such date to purchase that number of whole shares of Stock determined by dividing the total amount to be credited to the Participant's account by the option price per share set forth in Section 9.02(a) below. The option price per share for such Stock shall be determined under Section 9.02 hereof, and the number of shares exercisable shall be determined under Section 9.03 hereof.

9.02 Option Price. Subject to the limitations hereinbelow, the option price for such Stock shall be the lower of the amounts determined under paragraphs (a) and (b) below:

                  (a) Eighty-five percent (85%) of the closing price for a share of the Corporation's Stock as reported on the NASDAQ National Market, NASDAQ SmallCap Market or on an established securities exchange as of the commencement date of the Phase; or

                  (b) Eighty-five percent (85%) of the closing price for a share of the Corporation's Stock as reported on the NASDAQ National Market, NASDAQ SmallCap Market or on an established securities exchange as of the termination date of the Phase.

                  In the event that the commencement or termination date of a Phase is a Saturday, Sunday or holiday, the amounts determined under the foregoing subsections shall be determined using the price as of the last preceding trading day.

                  If the Corporation's Stock is not so reported in the NASDAQ National Market, NASDAQ SmallCap Market or upon an established securities exchange, the option price shall equal the lesser of (i) eighty-five percent (85%) of the average of the closing "bid" and "asked" prices quoted on the National Quotation Bureau, Inc. (or any comparable reporting service) as of the commencement date of the Phase, or if there are no such quoted "bid" and "asked" prices on such date, on the next preceding date for which there are quotes, and (ii) eighty-five percent (85%) of the average of the closing "bid" and "asked" prices quoted on the National Quotation Bureau, Inc. (or any comparable reporting service) as of the termination date of the phase, or if there are no such quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes.

                  If the Corporation's Stock is not reported on an established securities exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or the National Quotation Bureau, Inc. (or any comparable reporting service), then the option price shall equal the lesser of (i) eighty-five percent (85%) of the fair market value of a share of the Corporation's Stock as of the commencement date of the Phase, and (ii) eighty-five percent (85%) of the fair market value of such stock as of the termination date of the Phase. Such "fair market value" shall be determined by the Board.

9.03     Limitations. No employee shall be granted an option hereunder:

                  (a) Which permits his or her rights to purchase Stock under all employee stock purchase plans of the Corporation or its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time;

                  (b) If such employee would own and/or hold, immediately after the grant of the option, Stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or of any Subsidiary. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

                  (c) Which, if exercised, would cause the limits established by the Administrator under Section 5.02 to be exceeded.

9.04 Exercise of Option. Subject to a Participant's right to withdraw in the manner provided in Section 10.01, a Participant's option for the purchase of shares of Stock will be exercised automatically on the termination date of that Phase. However, in no event shall a Participant be allowed to exercise an option for more shares of Stock than can be purchased with the payroll deductions accumulated by the Participant in his or her bookkeeping account during such Phase.

9.05 Delivery of Shares. As promptly as practicable after the termination of any Phase, the Corporation's transfer agent or other authorized representative shall deliver to each Participant herein certificates for that number of whole shares of Stock purchased upon the exercise of the Participant's option. Any accumulated payroll deductions remaining after the exercise of the Participant's option pursuant to Section 9.04 above shall remain credited to the Participant's bookkeeping account and applied to the purchase of shares of Stock in the next succeeding Phase, unless the Participant requests a withdrawal of such amount pursuant to Section 10.01. The shares of the Corporation's common stock to be delivered to a Participant pursuant to the exercise of an option under Section 9.04 of the Plan will be registered in the name of the Participant.


                            ARTICLE X - WITHDRAWAL OR
                     DISCONTINUATION OF PAYROLL WITHHOLDINGS

10.01 Withdrawal. A Participant may request a withdrawal of all accumulated payroll deductions then credited to the Participant's bookkeeping account by completing a change of election form and filing such form with the Administrator. The Participant's request shall be effective as of the beginning of the next payroll period immediately following the date that the Administrator receives the Participant's properly completed change of election form. As soon as administratively feasible after the end of that Phase, all payroll deductions credited to a bookkeeping account for the Participant will be paid to such Participant and no further payroll deductions will be made during that Phase or any future Phase unless the Participant completes a new Plan enrollment form as provided in Section 8.02 above. If the Participant requests a withdrawal, the option granted to the Participant under that Phase of the Plan shall immediately lapse and shall not be exercisable. Partial withdrawals of payroll deductions are not permitted.

         Notwithstanding the foregoing, in order to be effective for a particular Phase, the Participant's request for withdrawal must be properly completed and received by the Administrator on or before the date that is fifteen (15) days before the date of the last paycheck during the Phase, or on or before such other date established by the Administrator. Requests for withdrawal that are received after that due date shall not be effective and no withdrawal shall be made, unless otherwise determined by the Administrator.

10.02 Discontinuation. A Participant may also request that the Administrator discontinue any further payroll deductions that would otherwise be made during the remainder of the Phase by completing a change of election form and filing such form with the Administrator on or before the date that is fifteen (15) days before the date of the last paycheck during the phase, or on or before such other date established by the Administrator. The Participant's request shall be effective as of the beginning of the next payroll period immediately following the date that the Administrator receives the Participant's properly completed change of election form. Upon the effective date of the Participant's request, the Corporation will discontinue making payroll deductions for such Participant for that Phase, and all future Phases, unless the Participant completes another change of election form as provided above.


                     ARTICLE XI - TERMINATION OF EMPLOYMENT

11.01 Termination. If, on or before the termination date of any Phase, a Participant's employment terminates with the Corporation for any reason, voluntarily or involuntarily, including by reason of retirement or death, the payroll deductions credited to such Participant's bookkeeping account for such Phase, if any, will be returned to the Participant and any options granted to such Participant under the Plan shall immediately lapse and shall not be exercisable. The return of such payroll deductions shall be made to the Participant as soon as administratively practicable following the end of the Phase in which the Participant's termination occurred. In the event that such termination occurs near the end of a Phase and the Corporation is unable to discontinue payroll deductions for such Participant for his or her final paycheck(s), such deductions shall still be made but shall be returned to the Participant as provided herein. In no event shall the accumulated payroll deductions be used to purchase any shares of Stock.

         If the  option  lapses  as a result  of the  Participant's  death,  any accumulated payroll deductions credited to the Participant's bookkeeping account will be paid to the Participant's estate. In the event a Participant dies after exercise of the Participant's option but prior to delivery of the Stock to be transferred pursuant to the exercise of the option under Section 9.04 above, any such Stock and/or accumulated payroll deductions remaining after such exercise shall be paid by the Corporation to the Participant's estate.

         The Corporation will not be responsible for or be required to give effect to the disposition of any cash or Stock or the exercise of any option in accordance with any will or other testamentary disposition made by such Participant or in accordance with the provisions of any law concerning intestacy, or otherwise. No person shall, prior to the death of a Participant, acquire any interest in any Stock, in any option or in the cash credited to the Participant's bookkeeping account during any Phase of the Plan.

11.02 Subsidiaries. In the event that any Subsidiary ceases to be a Subsidiary of the Corporation, the employees of such Subsidiary shall be considered to have terminated their employment for purposes of
         Section 11.01 hereof as of the date the Subsidiary ceased to be a Subsidiary of the Corporation.

                    ARTICLE XII - STOCK RESERVED FOR OPTIONS

12.01 Shares Reserved. One Hundred Thousand (100,000) shares of Stock, which may be authorized but unissued shares of the Corporation (or the number and kind of securities to which said 100,000 shares may be adjusted in accordance with Section 14.01 hereof) are reserved for issuance upon the exercise of options to be granted under the Plan. Shares subject to the unexercised portion of any lapsed or expired option may again be subject to option under the Plan.

12.02 Rights as Shareholder. The Participant shall have no rights as a shareholder with respect to any shares of Stock subject to the Participant's option until the date of the issuance of a stock certificate evidencing such shares as provided in Section 9.05. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued, except as otherwise provided in Section
         14.01 hereof.


                   ARTICLE XIII - ACCOUNTING AND USE OF FUNDS

13.01 Bookkeeping Account. Payroll deductions for Participants shall be credited to bookkeeping accounts, established by the Corporation for each such Participant under the Plan. A Participant may not make any cash payments into such account. Such account shall be solely for bookkeeping purposes and shall not require the Corporation to establish any separate fund or trust hereunder. All funds from payroll deductions received or held by the Corporation under the Plan may be used, without limitation, for any corporate purpose by the Corporation, which shall not be obligated to segregate such funds from its other funds.


                       ARTICLE XIV - ADJUSTMENT PROVISION

14.01 General. Subject to any required action by the shareholders of the Corporation, in the event of an increase or decrease in the number of outstanding shares of Stock or in the event the Stock is changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or another corporation by reason of a reorganization, merger, consolidation, divestiture (including a spin-off), liquidation, recapitalization, reclassification, stock dividend, stock split, combination of shares, rights offering or any other change in the corporate structure or shares of the Corporation, the Board (or, if the Corporation is not the surviving corporation in any such transaction, the board of directors of the surviving corporation), in its sole discretion, shall adjust the number and kind of securities subject to and reserved under the Plan and, to prevent the dilution or enlargement of rights of those Eligible Employees to whom options have been granted, shall adjust the number and kind of securities subject to such outstanding options and, where applicable, the exercise price per share for such securities.

         In the event of sale by the Corporation of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange, consolidation, reorganization, divestiture (including a spin-off), liquidation, reclassification or extraordinary dividend (collectively referred to as a "transaction"), after which the Corporation is not the surviving corporation, the Board may, in its sole discretion, at the time of adoption of the plan for such transaction, may provide for one or more of the following:

         (a) The acceleration of the exercisability of outstanding options granted at the commencement of the Phase then in effect, to the extent of the accumulated payroll deductions made as of the date of such acceleration pursuant to Article 8 hereof;

         (b) The complete termination of this Plan and a refund of amounts credited to the Participants' bookkeeping accounts hereunder; or

         (c) The continuance of the Plan only with respect to completion of the then current Phase and the exercise of options thereunder. In the event of such continuance, Participants shall have the right to exercise their options as to an equivalent number of shares of stock of the corporation succeeding the Corporation by reason of such transaction.

         In the event of a transaction where the Corporation survives, then the Plan shall continue in effect, unless the Board takes one or more of the actions set forth above. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                   ARTICLE XV - NONTRANSFERABILITY OF OPTIONS

15.01 Nontransferability. Options granted under any Phase of the Plan shall not be transferable and shall be exercisable only by the Participant during the Participant's lifetime.

15.02 Nonalienation. Neither payroll deductions granted to a Participant's account, nor any rights with regard to the exercise of an option or to receive Stock under any Phase of the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant. Any such attempted assignment, transfer, pledge or other disposition shall be null and void and without effect, except that the Corporation may, at its option, treat such act as an election to withdraw in accordance with Section 10.01.


                     ARTICLE XVI - AMENDMENT AND TERMINATION

16.01 General. The Plan may be terminated at any time by the Board of Directors, provided that, except as permitted in Section 14.01 hereof, no such termination shall take effect with respect to any options then outstanding. The Board may, from time to time, amend the Plan as it may deem proper and in the best interests of the Corporation or as may be necessary to comply with Code Section 423, as amended, and the regulations thereunder, or other applicable laws or regulations; provided, however, no such amendment shall, without the consent of a Participant, materially adversely affect or impair the right of a Participant with respect to any outstanding option; and provided, further, that no such amendment shall:

         (a) increase the total number of shares for which options may be granted under the Plan (except as provided in Section 14.01 herein);

         (b) modify the group of Subsidiaries whose employees may be eligible to participate in the Plan or materially modify any other requirements as to eligibility for participation in the Plan; or

         (c) materially increase the benefits accruing to Participants under the Plan;

                  without the approval of the Corporation's shareholders, if such approval is required for compliance with Code Section
                  423, as amended, and the regulations thereunder, or other applicable laws or regulations.


                             ARTICLE XVII - NOTICES

17.01 General. All notices, forms, elections or other communications in connection with the Plan or any Phase thereof shall be in such form as specified by the Corporation or the Administrator from time to time, and shall be deemed to have been duly given when received by the Participant or his or her personal representative or by the Corporation or its designated representative, as the case may be.

                            WINLAND ELECTRONICS, INC.

                             1997 STOCK OPTION PLAN



                                   SECTION 1.

                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

         (a) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. As long as the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "Non-Employee Director." For purposes of this Section 1(a) "Non-Employee Director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

         (b) The "Company" shall mean Winland Electronics, Inc., a Minnesota corporation.

         (c) "Fair Market Value" of stock as of any date shall have the following meanings: (i) if such stock is reported by the Nasdaq
         National Market or Nasdaq SmallCap Market or is listed upon an established stock exchange or exchanges, the reported closing price of such stock by the Nasdaq National Market, Nasdaq SmallCap Market or on such stock exchange or exchanges on such date or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not reported by the Nasdaq National Market, Nasdaq SmallCap Market or listed upon an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the National Quotation Bureau, Inc. (or any comparable reporting service) on such date, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options.

         (d) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

         (e) "Non-Employee Director" shall mean members of the Board who are not employees of the Company or any subsidiary.

         (f) "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 13) reserved for options pursuant to this Plan.

         (g) The "Optionee" means an employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9; a consultant or advisor to or director (including a Non-Employee Director), employee or officer of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to Section 10; or a Non-Employee Director to whom a nonqualified stock option has been granted pursuant to Section 11.

         (h) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

         (i) The "Plan" means the Winland Electronics, Inc. 1997 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

         (j) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.

                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, and through the granting of "nonqualified stock options" pursuant to Sections 10 and 11 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. Any incentive stock options granted after adoption of the Plan by the Board of Directors shall be treated as nonqualified stock options if shareholder approval is not obtained within such twelve-month period.


                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in
Section 2.

                                   SECTION 4.

                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time (collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

         No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

         The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers, directors (including Non-Employee Directors), consultants, and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted pursuant to Section 10 of the Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction; and, provided further, that Non-Employee Directors will be granted nonqualified stock options pursuant to Section 11 of the Plan without any further action by the Administrator. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom incentive stock options shall be granted pursuant to Section 9 of the Plan. The Administrator may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

                                   SECTION 6.

                                      STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Three Hundred Thousand (300,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 13 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.


                                   SECTION 7.

                                DURATION OF PLAN

         Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in
Section 3. Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any incentive stock option granted during such ten-year period and any nonqualified stock option granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option as specified in the written stock option agreement and shall remain subject to the terms and conditions of this Plan.


                                   SECTION 8.

                                     PAYMENT

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, Common Stock of the Company valued at such stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the option granted to the Optionee or upon any exercise of the option by the Optionee.

         With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.


                                   SECTION 9.

                TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

         (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

         The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Other  Provisions.  The  Option  Agreement  authorized  under  this
         Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

                                   SECTION 10.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that the option price may not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock per share on the date of grant.

         (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee's exercise of a nonqualified stock option. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its Fair Market Value, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (d) Other  Provisions.  The  Option  Agreement  authorized  under  this
         Section 10 shall contain such other provisions as the Administrator shall deem advisable.


                                   SECTION 11.

                  GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS

         (a) Upon Joining Board. Each Non-Employee Director of the Company whose initial election or appointment to the Board of Directors occurs on or after the date this Plan is approved by the Company's shareholders shall, as of the date of such election, automatically be granted an option to 100% of the Fair Market Value of the Common Stock on such date. Options granted pursuant to this subsection (a) shall be immediately exercisable upon grant.

         (b) Upon Re-election to Board. Each Non-Employee Director who, on and after the date this Plan is approved by the Company's shareholders, is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted an option to purchase 3,000 shares of the Common Stock at an option price per share equal to 100% of the Fair Market Value of the Common Stock on the date of such re-election or shareholder meeting. Options granted pursuant to this subsection (b) shall be immediately exercisable in full.

         (c) General. No director shall receive more than one option to purchase 3,000 shares pursuant to this Section 11 in any one fiscal year. All options granted pursuant to this Section 11 shall be designated as nonqualified options and shall be subject to the same terms and provisions as are then in effect with respect to granting of nonqualified options to officers and employees of the Company, except that the option shall expire on the earlier of (i) three months after the Optionee ceases to be a director for any reason other than death and (ii) five (5) years after the date of grant. In the event of the death of the Non-Employee Director, the option shall expire on the earlier of (A) six months after the death of the Non-Employee Director and (B) five (5) years after the date of grant. Nothwithstanding the foregoing, if the Optionee ceases to be a director because of a "change of control transaction" which is treated as a "pooling of interests" under generally accepted accounting principles under applicable legal and accounting principles, the option shall completely terminate on the later of (1) the close of business on the three-month anniversary date of the termination of such directorship and (2) the close of business on the date that is 60 days after the date on which affiliates are no longer restricted from selling, transferring or otherwise disposing of the shares of stock received in the change of control transaction.

                                   SECTION 12.

                               TRANSFER OF OPTION

         No incentive stock option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any incentive stock option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

         The Administrator may, in its sole discretion, permit the Optionee to transfer any or all nonqualified stock options to any member of the Optionee's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Optionee receives no consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.


                                   SECTION 13.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the stock option agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), all outstanding options shall become immediately exercisable, whether or not such options had become exercisable prior to the transaction; provided, however, that if the acquiring party seeks to have the transaction accounted for on a "pooling of interests" basis and, in the opinion of the Company's independent certified public accountants, accelerating the exercisability of such options would preclude a pooling of interests under generally accepted accounting principles, the exercisability of such options shall not accelerate. In addition to the foregoing, in the event of such a transaction, the Board may provide for one or more of the following:

         (a) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction);

         (b) that Optionees holding outstanding incentive or nonqualified options shall receive, with respect to each share of Option Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Option Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein; or

         (c) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 13 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                   SECTION 14.

                            SECURITIES LAW COMPLIANCE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Administrator may require Optionee to (a) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

         As a further condition to the grant of any incentive or nonqualified stock option or the issuance of Option Stock to Optionee, Optionee agrees to the following:


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



         (a) In the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any incentive or nonqualified stock option granted to Optionee pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

         (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any states securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any incentive or nonqualified stock option and the date on which such option must be exercised, provided that the Company gives Optionee prior written notice of such acceleration, and (ii) to cancel any options or portions thereof which Optionee does not exercise prior to or contemporaneously with such public offering.

         (c) In the event of a transaction (as defined in Section 13 of the Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Optionee will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 14.


                                   SECTION 15.

                             RIGHTS AS A SHAREHOLDER

         An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).



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


                                   SECTION 16.

                              AMENDMENT OF THE PLAN

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 13 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.


                                   SECTION 17.

                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.





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